UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Matthews Asia Funds Matthews Asia Innovators Fund Matthews Asia Innovators Active ETF Matthews China Small Companies Fund Four Embarcadero Center, Suite 550 San Francisco, CA 94111

Very Important Reminder—We Need Your Vote for the Separate Special Meeting

Dear Valued Shareholder,

This additional communication is being sent to obtain your proxy vote for the separate special meeting that is being held only for Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF, and Matthews China Small Companies Fund.

As of this mailing, we have not yet received your vote. To proceed with the meeting, participation from shareholders representing a majority of outstanding shares is required. Your participation is essential.

Please Provide Your Voting Instructions Today

Call 1-800-207-2872 to speak with a representative who can quickly record your vote. Representatives are available Monday through Friday: 9:00 a.m. to 10:00 p.m. ET and Saturday: 10:00 a.m. to 6:00 p.m. ET.

The call takes only a few moments, and our team is ready to assist you. Thank you for your prompt attention.

Sincerely,

Deepa Damre Smith Vice President, Matthews Asia Funds

YOUR INVESTOR ID IS: 01234567891	Security ID: 12345678 Household ID: 01234567891

matthewsasia.com	Matthews Asia Funds | Four Embarcadero Center, Suite 550, San Francisco, CA 94111

Matthews Asia Funds Matthews Asia Innovators Fund Matthews Asia Innovators Active ETF Matthews China Small Companies Fund Four Embarcadero Center, Suite 550 San Francisco, CA 94111

FOLLOW-UP NOTICE

REGARDING THE SEPARATE SPECIAL MEETING OF SHAREHOLDERS OF

THREE MATTHEWS ASIA FUNDS

June 18, 2026

Dear Valued Shareholder:

We are close to securing the required shareholder votes for a separate special meeting that is being held only for Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF, and Matthews China Small Companies Fund.

This additional special meeting is to seek shareholder approval for a proposed change to each respective Fund’s sub-classification from “diversified” to “non-diversified.” For the reasons listed in the proxy statement previously sent to you, The Board of Trustees unanimously recommends that shareholders vote “FOR” these proposals.

We need your voting instructions as soon as possible. Please take a moment to do this for us today.

Sincerely,

Mark W. Headley

President of the Trust

Here are four convenient methods for voting your proxy:

1.

Vote by Phone with a Representative. You may cast your vote by telephone with a proxy representative by calling toll-free 1-877-297-1744. Representatives are available Monday through Friday from 9 a.m. to 10 p.m. Eastern time.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote Online. You may cast your vote online by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the prepaid return envelope provided.

NOBO

Matthews Asia Funds Four Embarcadero Center, Suite 550 San Francisco, CA 94111

Very Important Reminder—Your Vote is Needed

Separate Special Meeting for:

●	Matthews Asia Innovators Fund

●	Matthews Asia Innovators Active ETF

Dear Valued Shareholder,

Although we have received your voting instructions for the Special Meeting involving the complex-wide MATTHEWS ASIA FUNDS, we have not yet received your vote for the separate Special Meeting of the Matthews Asia Innovators Fund and Matthews Asia Innovators Active ETF.

IMPORTANT: THIS IS A SEPARATE SHAREHOLDER VOTE TO CHANGE EACH FUND’S CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED.”

Please Provide Your Voting Instructions Today

Call 1-800-207-2872 to speak with a representative who can quickly record your vote. Representatives are available Monday through Friday: 9:00 a.m. to 10:00 p.m. ET and Saturday: 10:00 a.m. to 6:00 p.m. ET.

The call takes only a few moments, and our team is ready to assist you. Thank you for your prompt attention.

Sincerely,

Deepa Damre Smith Vice President, Matthews Asia Funds

YOUR INVESTOR ID IS: 01234567891	Security ID: 12345678 Household ID: 01234567891

matthewsasia.com	Matthews Asia Funds | Four Embarcadero Center, Suite 550, San Francisco, CA 94111